Earnings/(Loss) Per Share	12 Months Ended
Jun. 30, 2020
Earnings per share [abstract]
Earnings/(Loss) Per Share
EARNINGS/(LOSS) PER SHARE

BASIC EARNINGS/(LOSS) PER SHARE

Basic earnings/(loss) per share is calculated by dividing the net income attributable to shareholders by the weighted number of ordinary shares in issue during the year.

	2020	2019	2018

Ordinary shares in issue ('000)	603 143	539 841	500 252
Adjustment for weighted number of ordinary shares in issue ('000)	(61 306)	(12 974)	(54 304)

Weighted number of ordinary shares in issue ('000)	541 837	526 867	445 948
Treasury shares ('000)	(6 501)	(3 058)	(52)

Basic weighted average number of ordinary shares in issue ('000)	535 336	523 809	445 896

	SA Rand
	2020	2019	2018
Total net loss attributable to shareholders (million)	(878)	(2 607)	(4 473)
Total basic loss per share (cents)	(164)	(498)	(1 003)

DILUTED EARNINGS/(LOSS) PER SHARE

For diluted earnings/(loss) per share, the weighted average number of ordinary shares in issue is adjusted to assume conversion of all potential dilutive ordinary shares as a result of share options granted to employees under the share option schemes in issue. A calculation is performed to determine the number of shares that could have been acquired at fair value, determined as the average annual market share price of the company's shares, based on the monetary value of the subscription rights attached to the outstanding share options. The number of shares calculated as above is compared with the number of shares that would have been issued assuming the exercise of the share options.

11	EARNINGS/(LOSS) PER SHARE continued

DILUTED EARNINGS/(LOSS) PER SHARE continued

	2020	2019	2018

Weighted average number of ordinary shares in issue ('000)	535 336	523 809	445 896
Potential ordinary shares[1] ('000)	11 858	9 537	19 423

Weighted average number of ordinary shares for diluted earnings per share[1] ('000)	547 194	533 346	465 319

	SA Rand
	2020	2019	2018

Total diluted loss per share (cents)[2]	(166)	(500)	(1 004)

[1]
Due to the net loss attributable to shareholders, the inclusion of the share options as potential ordinary shares had an anti-dilutive effect on the loss. The issue price and the exercise price of share options issued to employees include the fair value of any service to be supplied to the entity in the future under the share option or other share-based payment arrangement.

[2]
The dilution is as a result of the potential reduction in earnings attributable to equity holders of the parent company as a result of the exercise of the Tswelopele Beneficiation Operation (TBO) option. TBO contributed a profit for the six months ended 31 December 2019 and therefore the reduction in earnings attributable to Harmony would increase the loss and loss per share. Following the vesting of the option (refer to note 34), there has been no further impact.

DIVIDENDS

ACCOUNTING POLICY

Dividends declared are recognised in the period in which they are approved by the board of directors. Dividends are payable in South African Rand.

Cash flows from dividends paid are classified under financing activities in the cash flow statement.

•
On 17 August 2017, the board declared a final dividend of 35 cents for the year ended 30 June 2017. R154 million million was paid on 16 October 2017. No dividends were paid on ordinary shares by Harmony during the 2020 and 2019 financial year. The payment in 2020 relates to the non-controlling interest in Tswelopele Beneficiation Operation. Refer to note 34.

•
Harmony declares an annual preference share dividend to the Harmony Gold Community Trust (the Trust). On 30 July 2019, Harmony declared a preference dividend of R9 million to the Trust which was paid on 2 September 2019. As the Trust is consolidated by Harmony, the dividend is eliminated on consolidation.

	SA Rand
	2020	2019	2018

Dividend declared (millions)	—	—	154
Dividend per share (cents)	—	—	35